SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C. 20549
                  ______________________

                         FORM 8-K

                      CURRENT REPORT

            Pursuant to Section 13 or 15(d) of
            the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October
                         14, 1997

         INTERNATIONAL THOROUGHBRED BREEDERS, INC.
  (Exact name of registrant as specified in its charter)


     Delaware             0-9624           22-2332039
(State or other       (Commission       (I.R.S.Employer
 jurisdiction of       File Number)      Identification No.)
 incorporation)

           P.O. Box 1232
      Cherry Hill, New Jersey                    08034
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (609)
488-3838



Item 4.   Changes in Registrant's Certifying Accountant.

          On October 14, 1997, the Registrant engaged BDO Seidman, LLP, a national accounting firm, as its principal accountants to audit its financial statements for the fiscal year ended June 30, 1997. During the Registrant's two most recent fiscal years or during the period from July 1, 1997 to October 13, 1997, BDO Seidman, LLP had not been engaged as either the principal accountant to audit the Registrant's financial statements, or as independent accountant to audit a significant subsidiary of the Registrant. During the Registrant's two most recent fiscal years, and during the period from July 1, 1997 to October 13, 1997, the Registrant did not consult BDO Seidman, LLP regarding either the application of accounting principles to any transaction, either completed or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was either the subject of a disagreement or a reportable event.





                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be Signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 20, 1997       INTERNATIONAL THOROUGHBRED
                              BREEDERS, INC.

                              By/s/Nunzio P. DeSantis
                                   Nunzio P. DeSantis,
                                   Chief Executive Officer